UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2021

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

2055 Gateway Place, #480, San Jose, California (Address of Principal Executive Offices)	95110 (Zip Code)

(408) 986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	DSPG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the special meeting (the “Special Meeting”) of DSP Group, Inc. (the “Company”) held virtually on November 29, 2021, the following proposals were submitted to a vote of stockholders and the voting results are set forth below.  The proposals are described in detail in the proxy statement for the Special Meeting that the Company filed with the Securities and Exchange Commission on October 25, 2021.  On October 18, 2021, the record date of the Special Meeting, there were 24,184,258 shares of the Company’s common stock outstanding and each entitled to one vote per share at the Special Meeting. At the Special Meeting, 16,740,700 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting were represented via the virtual Special Meeting website or by proxy, constituting the requisite quorum to conduct business at the Special Meeting.

1.         Proposal to adopt and approve the agreement and plan of merger, dated as of August 30, 2021, with Synaptics Incorporated, a Delaware corporation (“Synaptics”), and Osprey Merger Sub, Inc., a wholly-owned subsidiary of Synaptics (the “Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Synaptics:

For: 16,713,505	Against: 16,504	Abstain: 10,691

2.        Non-binding, advisory proposal to approve specified compensation that may be paid or become payable to the Company’s named executive officers based on or otherwise related to the merger:

For: 16,166,944	Against: 552,327	Abstain: 21,429

3.         Proposal to adjourn or postpone the special meeting to a later date or time, if necessary,  to solicit additional proxies if there are insufficient votes at the time of the special meeting, by or at the direction of the Company’s board of directors:

For: 15,331,726	Against: 1,398,493	Abstain: 10,481

No other proposals were submitted for stockholder action. Each of the proposals was approved by the requisite vote of the Company’s common stock. Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

The adoption of the merger agreement also constitutes approval of the merger and the other transactions contemplated by the merger agreement. Subject to satisfaction of the terms and conditions of the Merger Agreement, the closing of the Merger is anticipated to occur on or about December 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

November 30, 2021	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer
and Secretary

3